Business combinations	12 Months Ended
Dec. 31, 2018
Business combinations
Business combinations.

8. Business combinations

(a) Databook

In June 2018, the Group completed the acquisition of 65% of equity interests in Databook, a Cayman registered company engaged in optimizing data-driven risk management decisions through its subsidiaries and VIE in PRC. The acquired company offers a suite of products and services helping financial service providers to enhance their risk management capabilities. The total consideration of the transaction was RMB204.5 million, consists of cash of RMB110.2 million, Class A ordinary shares of the Company of 5,772,447 shares and options to purchase the Company’s Class A ordinary shares of 397,820 shares. The purchase price allocation is as follows:

Amount
RMB
Fair value of issued the Company’s Class A ordinary shares	88,181
Fair value of issued the options to purchase the Company’s Class A ordinary shares	6,052
Cash consideration	110,240
Total consideration	204,473
Noncontrolling interests	110,100
Total	314,573

		Amortization
	Amount	years
	RMB	Years
Cash and cash equivalents	474
Other working capital	(15,850)
Short-term investment	75,706
Other assets	2,567
Identifiable intangible assets acquired
Technology	71,000	8.5
Customer relationship	22,900	5.5
Non-compete agreement	28,900	5.5
Goodwill	147,296
Deferred tax liabilities	(18,420)
Total	314,573

Goodwill primarily represents the expected synergies from the combined business, which increase the competitiveness and competence in providing relevant services, and the assembled workforce and their knowledge and experiences in the industry.

The total revenue and net income from Databook that are included in the Group’s consolidated statement of comprehensive loss for the year ended December 31, 2018 were RMB46,675 and RMB13,795, respectively.

The following unaudited pro forma consolidated financial information reflects the combined results of operations of the Group and Databook for the years ended December 31, 2017 and 2018, as if the acquisition of Databook had occurred on January 1, 2017, and after giving effect to purchase accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place as of the beginning of the periods presented and may not be indicative of future operating results.

	For the Year
	Ended
	December 31,
	2017	2018
	RMB	RMB
Net revenues	1,477,555	2,029,055
Net loss	(212,988)	(163,490)

The pro forma net loss for the periods presented includes RMB25.5 million for the amortization of identifiable intangible assets net of tax for each year. The relevant tax impact was determined using the actual effective income tax rate of Databook for each presented period.

(b) Kartner

In October, 2018, the Group completed the acquisition of 100% equity interest in KTN from a related party (“related party B”, please refer to Note 19). Upon completion of the acquisition, KTN became a VIE of the Company through contractual arrangements entered into by the Company’s wholly owned subsidiary, nominee shareholders of KTN and KTN. KTN was a startup and engaged in financial product recommendation service by leveraging the social media and partner program. Total consideration was RMB6.3 million in cash. The purchase price allocation is as follows:

Amount
RMB
Cash consideration	6,250
Total consideration	6,250

Amount
RMB
Cash and cash equivalents	196
Other working capital	6,054
Total	6,250

No goodwill was recognized based on the purchase price allocation as of the acquisition date. The acquired business is not considered material to the Group thus the presentation of the pro-forma financial information with regard to a summary of the results of operations of the Group for the business combinations is not required.